UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017

Hickok Incorporated

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2019, Hickok Incorporated (the “Company”) held its 2019 Annual Meeting of Shareholders, where the Company’s shareholders approved and adopted the Company’s Amended and Restated 2013 Omnibus Equity Plan, which, among other things, increased the number of Class A Common Shares reserved for issuance under the plan from 150,000 to 400,000 shares. The material terms of the Amended and Restated 2013 Omnibus Equity Plan are summarized in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 12, 2019.

The description of the Amended and Restated 2013 Omnibus Equity Plan as contained herein is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

2019 Annual Meeting

At the Company’s Annual Meeting of Shareholders held on May 10, 2019, (the “2019 Annual Meeting”), the following individuals were elected to the Board of Directors to serve a one-year term:

	Votes For	Votes Withheld	Broker Non-Votes

Edward F. Crawford	3,013,029	20,352	377,923
Matthew V. Crawford	3,013,029	20,352	377,923
Brian E. Powers	3,011,029	22,352	377,923
Steven H. Rosen	3,015,034	18,347	377,923
Kirin M. Smith	3,014,806	18,575	377,923
Luis E. Jimenez	3,015,034	18,347	377,923

The Company’s shareholders voted on the following proposals at the 2019 Annual Meeting and cast votes as described below.

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
Approve the issuance of shares of Class B Common Stock in connection with the conversion of indebtedness outstanding under loan agreements with First Francis Company Inc. and Roundball LLC. This proposal was approved.	1,543,998	47,345	5,620	377,923

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
Approve and adopt the Company’s Amended and Restated 2013 Omnibus Plan and increase the number shares of Class A Common Stock reserved for issuance from 150,000 to 400,000. This proposal was approved.	2,983,542	44,117	5,722	377,923

	Votes	Votes	Votes
	For	Against	Abstained
Ratification of Meaden & Moore, Ltd. as independent registered public accounting firm the year ended December 31, 2019. This proposal was approved. There were no broker non-votes with respect to this proposal.	3,391,265	12,938	7,101

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
To approve, on an advisory basis, the compensation of the Company's named executive officers. This proposal was approved.	2,987,747	39,914	5,720	377,923

					Broker
	1 Year	2 Years	3 Years	Abstain	Non-Votes
To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. The proposal to conduct future advisory votes every 3 years was approved.	213,371	120,412	2,678,876	20,622	377,923

Explanatory Note

Hickok Incorporated, an Ohio corporation (the “Company”), recently discovered that it inadvertently did not previously file Current Reports on Form 8-K to report the results of the Company’s Annual Meetings of Shareholders held in 2017 and 2018. Accordingly, the Company is providing the disclosures required by Item 5.07 of Form 8-K with respect to those Annual Meetings of Shareholders.

2018 Annual Meeting

At the Company’s Annual Meeting of Shareholders held on March 13, 2018 (the “2018 Annual Meeting”), the following individuals were elected to the Board of Directors to serve a one-year term:

	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Bauman	3,604,221	2,413	334,262
Edward F. Crawford	3,605,046	1,588	334,262
Matthew V. Crawford	3,604,846	1,788	334,262
Brian E. Powers	3,604,221	2,413	334,262
Steven H. Rosen	3,604,846	1,788	334,262
Kirin M. Smith	3,605,046	1,588	334,262

The Company’s shareholders voted on the following proposal at the 2018 Annual Meeting and cast votes as described below.

	Votes	Votes	Votes
	For	Against	Abstained
Ratification of Meaden & Moore, Ltd. as independent auditors for fiscal 2018. This proposal was approved. There were no broker non-votes with respect to this proposal.	3,906,764	31,869	2,263

2017 Annual Meeting

At the Company’s Annual Meeting of Shareholders held on March 7, 2017 (the “2017 Annual Meeting”), the following individuals were elected to the Board of Directors to serve a one-year term:

	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Bauman	2,931,423	857	332,894
Edward F. Crawford	2,931,323	957	332,894
Matthew V. Crawford	2,931,323	957	332,894
Brian E. Powers	2,931,523	757	332,894
Steven H. Rosen	2,931,323	957	332,894
Kirin M. Smith	2,931,523	757	332,894

The Company’s shareholders voted on the following proposal at the 2017 Annual Meeting and cast votes as described below.

	Votes	Votes	Votes
	For	Against	Abstained
Ratification of Meaden & Moore, Ltd. as independent auditors for fiscal 2017. This proposal was approved. There were no broker non-votes with respect to this proposal.	3,253,319	1,655	200

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2013 Omnibus Equity Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

Date: May 14, 2019	/s/ Kelly J. Marek
Name: Kelly J. Marek
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2013 Omnibus Equity Plan.